UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

____________________________

Spirit Airlines, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-35186	38-1747023
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1731 Radiant Drive
Dania Beach, Florida 33004
(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Monthly Operating Report

As previously disclosed, on November 18, 2024, Spirit Airlines, Inc. (the “Company”), and subsequently on November 25, 2024, its subsidiaries (such subsidiaries, each a “Debtor,” collectively with the Company, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered for procedural purposes only under case number 24-11988 (SHL). The Bankruptcy Court confirmed the Debtors’ proposed plan of reorganization (the “Plan”) on February 20, 2025.

On March 10, 2025, the Company filed its monthly operating reports for the months ended December 31, 2024 and January 31, 2025 (the “Monthly Operating Reports”) with the Bankruptcy Court. The Monthly Operating Reports are attached hereto as Exhibit 99.1 and Exhibit 99.2, and are incorporated herein by reference. This current report (including the exhibits hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

Additional information about the Chapter 11 Cases, and copies of all documents publicly filed in the Chapter 11 Cases (including the Monthly Operating Reports), can be accessed free of charge at https://dm.epiq11.com/SpiritGoForward.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the Debtors’ securities. In particular, the Plan contemplates that holders of the Company’s equity securities will receive no recovery of value from their investment. Each Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Cases. The Monthly Operating Reports were not audited or reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws and regulations, and are subject to future adjustment and reconciliation. Therefore, the Monthly Operating Reports do not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in the Debtors’ securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, the Chapter 11 Cases. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, the impact of the Debtors’ bankruptcy filings, the Company’s ability to refinance, extend or repay its near and intermediate term debt, the Company’s substantial level of indebtedness and interest rates, the potential impact of volatile and rising fuel prices and impairments, and other factors discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Monthly Operating Report of Spirit Airlines, Inc. for the month ended December 31, 2024, filed with the United States Bankruptcy Court for the Southern District of New York.
99.2	Monthly Operating Report of Spirit Airlines, Inc. for the month ended January 31, 2025, filed with the United States Bankruptcy Court for the Southern District of New York.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2025	SPIRIT AIRLINES, INC.

	By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel